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    As filed with the Securities and Exchange Commission on January 14, 2000
    ========================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report: (Date of earliest event reported): January 14, 2000

                          AMERICAN CLASSIC VOYAGES CO.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

          0-9264                                         31-030330
(Commission File Number)                    (IRS Employer Identification Number)


  Two North Riverside Plaza, Suite 200
           Chicago, Illinois                               60606
(Address of Principal Executive Offices)                 (Zip Code)

                                 (312) 258-1890
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
    ========================================================================


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ITEM 5.  Other Events

         On January 14, 2000, we provided certain information on the expansion plans of our Hawaii cruise and Delta Queen businesses. We also announced that the Securities and Exchange Commission is conducting an informal inquiry into our deferral of direct response advertising costs and prior adoption of the American Institute of Certified Public Accountants Accounting Standards Executive Committee's Statement of Position ("SOP") No. 93-7, "Reporting on Advertising Costs." We adopted the deferral method provided for in SOP No. 93-7 effective as of January 1, 1999. In November 1999, we rescinded our adoption of SOP No. 93-7 due to difficulties encountered implementing the new method and restated our financial statements for the first and second quarters of 1999. We are cooperating with the SEC in their informal inquiry. Please see our Press Release issued January 14, 2000, which is attached hereto as an exhibit.


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ITEM 7.  Financial Statements and Exhibits.

         Exhibit
         Number            Exhibit

           99           American Classic Voyages Co. Press Release, issued
                        January 14, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN CLASSIC VOYAGES CO.


Date: January 14, 2000                      By: /s/ Jordan B. Allen
                                                --------------------------
                                                Jordan B. Allen, Executive
                                                Vice President and General
                                                Counsel